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                                                                    EXHIBIT 99.2

                             GROVE PARK APARTMENTS

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1995





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                          Independent Auditors' Report

To the Board of Trustees
Continental Mortgage and Equity Trust

We have audited the accompanying statement of revenues and direct operating expenses of Grove Park Apartments for the year ended December 31, 1995. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Continental Mortgage and Equity Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Grove Park Apartments for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                            Farmer, Fuqua, Hunt & Munselle, P.C.

Dallas, Texas
July 9, 1996





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                             GROVE PARK APARTMENTS
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1995

REVENUES
         Net rental revenues                                                        $     932,766
         Other revenues                                                                    37,615
                                                                                    -------------

                 Total revenues                                                           970,381

OPERATING EXPENSES
         Salaries and benefits                                                            144,572
         Property taxes                                                                   105,299
         Utilities                                                                         90,814
         Repairs and maintenance                                                           81,474
         Insurance                                                                         24,745
                                                                                    -------------

                 Total direct operating expenses                                          446,904
                                                                                    -------------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES                                     $     523,477
                                                                                    =============


         The accompanying notes are an integral part of this statement.





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                             GROVE PARK APARTMENTS
                         NOTES TO STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                               DECEMBER 31, 1995

NOTE 1:  ORGANIZATION AND BASIS OF PRESENTATION

         Grove Park Apartments is a 188-unit apartment complex, located in Plano, Texas. During 1995, the property was owned by Southwest Properties Group, Inc.

         The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:  OTHER REVENUES

         Other revenues consist of the following:

                 Security deposits forfeited                                        $      11,419
                 Late fees                                                                  7,471
                 Interest income                                                            6,894
                 Laundry revenue                                                            4,410
                 Miscellaneous                                                              4,321
                 Application fees                                                           3,100
                                                                                    -------------

                                                                                    $      37,615
                                                                                    =============

NOTE 3:  SUBSEQUENT EVENT

         The property was sold to Continental Mortgages and Equity Trust, a California business trust, on June 28, 1996.





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